                           GENERAL AMERICAN INVESTORS
                                 COMPANY, INC.

                             THIRD QUARTER REPORT
                              SEPTEMBER 30, 1999


                        A Closed-End Investment Company
                     listed on the New York Stock Exchange


                              450 LEXINGTON AVENUE
                              NEW YORK, N.Y. 10017
                          212-916-8400 1-800-436-8401

                               TO THE STOCKHOLDERS

--------------------------------------------------------------------------------

For the nine months ended September 30, 1999, the investment return to our stockholders was 11.7%, consisting of a 6.5% increase in net asset value per Common Share (assuming reinvestment of all dividends) together with a decline in the discount, at which our shares trade, from 12.7% at year-end to 8.4% currently. By comparison the rate of return (including income) for our benchmark, the Standard & Poor's 500 Stock Index, was 5.3%. For the twelve months ended September 30, 1999, the return to stockholders was 31.4% and the return on the net asset value per Common Share was 30.9%; these compare to a return of 27.7% for the S&P 500.

As set forth in the accompanying financial statements (unaudited), as of September 30, 1999, the net assets of the Company were $1,039,909,959. Net assets applicable to the Common Stock were $889,909,959, equal to $35.55 per Common Share.

The increase in net assets resulting from operations for the nine months ended September 30, 1999 was $59,774,743. During this period, net realized gain on securities sold was $67,851,090, of which approximately $58,240,000 ($2.33 per share) is applicable to the Common Stock, and the decrease in unrealized appreciation was $17,605,107. Net investment income for the nine months was $9,528,760.

During the nine months, 619,300 shares of the Company's Common Stock were repurchased for $19,776,583 at an average discount from net asset value of 10%.

The seemingly inexorable advance in equities has moderated. While most indices remain near record levels, the great majority of stocks are well off their highs. Our near perfect economic environment, which like Goldilock's porridge has been not too hot and not too cold, has started to show some strain. Consumer demand remains robust, buoyed by the increased value of financial assets and real estate. At the same time, the growing level of imports, and attendant trade deficit, has held prices in check. But the combination of rising interest rates, higher energy prices and tight labor markets is impacting profit margins. In consequence, corporate earnings have become less predictable and shortfalls more common. In this somewhat more uncertain environment our fundamental investment style should continue to prove rewarding.


By Order of the Board of Directors,

GENERAL AMERICAN INVESTORS COMPANY, INC.

Spencer Davidson
President and Chief Executive Officer

2       STATEMENT OF ASSETS AND LIABILITIES  September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

ASSETS
-------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE ( NOTE 1a )
  Common stocks (cost $370,366,364) ...................                $  798,621,169
  Corporate discount notes (cost $237,760,416) ........                   237,760,416
                                                                         ------------
       Total investments (cost $608,126,780) ..........                 1,036,381,585

CASH, RECEIVABLES AND OTHER ASSETS
  Cash ................................................   $     60,554
  Receivable for securities sold ......................      8,364,831
  Dividends, interest and other receivables ...........      2,490,564
  Prepaid expenses ....................................      4,294,570
  Other ...............................................        656,250     15,866,769
                                                           -----------    -----------

TOTAL ASSETS ..........................................                 1,052,248,354


LIABILITIES
-------------------------------------------------------------------------------------
   Payable for securities purchased ...................      6,418,959
   Preferred dividend accrued but not yet declared ....        240,000
   Accrued expenses and other liabilities .............      5,679,436
                                                           -----------

TOTAL LIABILITIES .....................................                    12,338,395
                                                                         ------------

NET ASSETS ............................................                $1,039,909,959
                                                                       ==============

Net Assets applicable to Preferred Stock at a
     liquidation value of $25 per share ...............                $  150,000,000
                                                                       ==============

Net Assets applicable to Common Stock .................                $  889,909,959
                                                                       ==============

NET ASSET VALUE PER COMMON SHARE ......................                $        35.55
                                                                       ==============


NET ASSETS
-------------------------------------------------------------------------------------
   7.20% Tax-Advantaged Cumulative Preferred Stock,
      $1 par value (note 2)
      Authorized 10,000,000 shares;
      outstanding 6,000,000 shares ....................   $  6,000,000
   Common Stock,  $1 par value (note 2)
      Authorized  30,000,000  shares; outstanding
      25,035,743 shares (exclusive of
      390,500 shares in Treasury) .....................     25,035,743
   Additional paid-in capital (note 2) ................    512,467,490
   Undistributed realized gain on securities sold .....     67,610,815
   Undistributed net income ...........................      8,881,106
   Unallocated distributions on Preferred Stock .......     (8,340,000)
   Unrealized appreciation on investments (including
      aggregate gross unrealized appreciation of
      $454,146,355) ...................................    428,254,805
                                                          ------------

TOTAL NET ASSETS ......................................                $1,039,909,959
                                                                       ==============


( see notes to financial statements )

 3    STATEMENT OF OPERATIONS  Nine Months Ended September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors


INCOME
--------------------------------------------------------------------------------
   Dividends .................................   $ 5,172,678
   Interest ..................................     9,849,630      $  15,022,308
                                                  ----------


EXPENSES
--------------------------------------------------------------------------------
   Investment research .......................     2,800,583
   Administration and operations .............     1,694,018
   Office space and general ..................       452,583
   Transfer agent, custodian and registrar
     fees and expenses .......................       163,434
   Directors' fees and expenses ..............       127,615
   Stockholders' meeting and reports .........       106,815
   Auditing and legal fees ...................        87,000
   Miscellaneous taxes (note 1b) .............        61,500          5,493,548
                                                   ---------          ---------
NET INVESTMENT INCOME ........................                        9,528,760


REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1c AND 4)
-----------------------------------------------------------------------------------
   Net realized gain on sales of securities
    (long-term except for $8,522,189) ........    67,851,090
   Net decrease in unrealized appreciation ...   (17,605,107)
                                                  ----------

NET GAIN ON INVESTMENTS ......................                       50,245,983
                                                                    ------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .................                    $  59,774,743
                                                                  ==============

(see notes to financial statements)

4                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           General American Investors

                                                  Nine Months
                                                     Ended          Year Ended
                                              September 30, 1999    December 31,
OPERATIONS                                        (Unaudited)          1998
--------------------------------------------------------------------------------
   Net investment income .....................  $    9,528,760   $   11,554,362
   Net realized gain on sales of securities ..      67,851,090      109,379,689
   Net increase (decrease)
       in unrealized appreciation ............     (17,605,107)     119,454,056
                                                 -------------    -------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .................      59,774,743      240,388,107
                                                 -------------    -------------
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS
--------------------------------------------------------------------------------
   From net income ...........................            --          (734,400)
   From long-term capital gain ...............            --        (4,785,600)
   Unallocated distributions on Preferred
    Stock ....................................      (8,100,000)       (240,000)
                                                 -------------    -------------
DECREASE IN NET ASSETS FROM PREFERRED
    DISTRIBUTIONS ............................      (8,100,000)     (5,760,000)
                                                 -------------    -------------

DISTRIBUTIONS TO COMMON STOCKHOLDERS
--------------------------------------------------------------------------------
   From net income ...........................             --       (11,114,275)
   From long-term capital gain ...............     (33,670,906)     (75,627,722)
                                                  -------------    -------------
DECREASE IN NET ASSETS FROM COMMON
    DISTRIBUTIONS ............................     (33,670,906)     (86,741,997)
                                                  -------------    -------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

   Value of Common Shares issued in payment
     of dividends (note 2) ...................      22,749,608       51,184,992
   Cost of Common Shares purchased (note 2) ..     (19,776,583)     (27,310,005)
   Net proceeds from the issuance of
     Preferred Stock (note 2) ................             --       144,575,000
                                                  -------------    -------------
INCREASE IN NET ASSETS - CAPITAL TRANSACTIONS        2,973,025      168,449,987
                                                  -------------    -------------
NET INCREASE IN NET ASSETS ...................      20,976,862      316,336,097

NET ASSETS
--------------------------------------------------------------------------------

BEGINNING OF PERIOD ..........................   1,018,933,097      702,597,000
                                                 --------------    -------------

END OF PERIOD (including undistributed net
   income of $8,881,106 and distributions
   in excess of net income of $647,654,
   respectively) .............................  $1,039,909,959   $1,018,933,097
                                                ==============   ==============

( see notes to financial statements )

5                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the nine months ended September 30, 1999 and for each year in the five-year period ended December 31, 1998. This information has been derived from information contained in the financial statements and market price data for the Company's shares.

                                                       Nine Months
                                                          Ended                           Year Ended December 31,
                                                   September 30, 1999  ------------------------------------------------------------
                                                        (Unaudited)      1998         1997        1996         1995         1994
                                                       -------------   ---------    ---------   ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ...............   $      34.87   $    29.15   $   25.24    $   23.94    $   22.31    $   24.75
                                                       ------------   ----------    ---------   ---------    ---------    ---------
   Net investment income ...........................            .38          .47         .21          .22          .08          .05
   Net gain (loss) on securities -
        realized and unrealized ....................           1.98         9.44        7.15         3.86         4.54         (.94)
                                                       ------------   ----------    ---------   ---------    ---------    ---------
Total from investment operations ...................           2.36         9.91        7.36         4.08         4.62         (.89)
                                                       ------------   ----------    ---------   ---------    ---------    ---------

Less Distributions on:
 Common Stock:
   Dividends from investment income ................             --         (.48)        (.26)(a)    (.20)        (.11)(b)     (.05)
   Distributions from capital gains ................          (1.36)       (3.24)       (3.19)      (2.58)       (2.87)       (1.49)
   In excess of net income .........................             --          --           --          --          (.01)        (.01)
                                                       ------------   ----------    ---------   ---------    ---------    ---------
                                                              (1.36)       (3.72)       (3.45)      (2.78)       (2.99)       (1.55)

 Preferred Stock:
   Dividends from investment income ................            --          (.03)        --           --          --           --
   Distributions from capital gains ................            --          (.20)        --           --          --           --
   Unallocated .....................................           (.32)        (.01)        --           --          --           --
                                                       ------------   ----------    ---------   ---------    ---------    ---------
                                                               (.32)        (.24)        --           --          --           --
                                                       ------------   ----------    ---------   ---------    ---------    ---------
Total Distributions ................................          (1.68)       (3.96)       (3.45)      (2.78)       (2.99)       (1.55)
                                                       ------------   ----------    ---------   ---------    ---------    ---------
Capital Stock transaction - effect of Preferred
   Stock offering ..................................            --          (.23)        --           --          --           --
                                                       ------------   ----------    ---------   ---------   ----------    ---------
Net asset value, end of period .....................   $      35.55   $    34.87    $   29.15   $   25.24   $    23.94    $   22.31
                                                       ============   ==========    =========   =========   ==========    =========
Per share market value, end of period ..............   $      32.56   $    30.44    $   26.19   $   21.00   $    20.00    $   19.00
                                                       ============   ==========    =========   =========   ==========    =========

TOTAL INVESTMENT RETURN - Stockholder Return, based
  on market price per share ........................          11.70%*      31.31%       42.58%      19.48%       21.22%       -7.86%

RATIOS AND SUPPLEMENTAL DATA
  Total net assets, end of period
   (000's omitted) .................................   $  1,039,910   $1,018,933    $ 702,597   $ 597,597   $  573,693   $  519,722
  Net assets attributable to Common Stock, end
   of period (000's omitted) .......................   $    889,910   $  868,933    $ 702,597   $ 597,597   $  573,693   $  519,722
  Ratio of expenses to average net assets
   applicable to Common Stock ......................           0.63%*       0.95%        0.98%       1.05%        1.25%        1.17%
  Ratio of net income to average net assets
   applicable to Common Stock ......................           1.08%*       1.50%        0.80%       0.88%        0.36%        0.21%
  Portfolio turnover rate ..........................          23.65%*      34.42%       32.45%      33.40%       29.14%       17.69%

PREFERRED STOCK
  Liquidation value, end of period (000's omitted) .   $    150,000   $  150,000           --          --          --            --
  Asset coverage ...................................            693%         679%          --          --          --            --
  Liquidation preference per share .................   $      25.00   $    25.00           --          --          --            --
  Market value per share ...........................   $      24.19   $    25.88           --          --          --            --

(a)      Includes short-term capital gain in the amount of $.05 per share.
(b)      Includes short-term capital gain in the amount of $.03 per share.
 *       Not annualized

6              STATEMENT OF INVESTMENTS  September 30, 1999 (Unaudited)
-------------------------------------------------------------------------------
                           General American Investors

                                                       SHARES OR         VALUE
         COMMON STOCKS                               PRINCIPAL AMOUNT   (NOTE 1a)
---------------------------------------------------------------------------------
COMMUNICATIONS AND INFORMATION SERVICES (5.6%)
Cox Communications, Inc. Class A + ................      644,180    $ 26,894,515
NTL Incorporated + ................................      210,000      20,179,687
Reuters Group plc-ADR .............................       94,000       6,474,250
Wolters Kluwer NV-ADR .............................      140,000       4,790,800
                                                                      ----------
                        (COST $16,301,940)                  --        58,339,252
                                                                      ----------

COMPUTER SOFTWARE AND SYSTEMS (4.3%)
Cisco Systems, Inc.+ ..............................      435,000      29,824,688
MetaCreations Corporation + .......................      300,000       1,621,875
Seagate Technology, Inc.+ .........................      430,000      13,168,750
                                                                      ----------
                        (COST $13,533,133)                  --        44,615,313
                                                                      ----------


CONSUMER PRODUCTS AND SERVICES (7.4%)
Buffets, Inc.+ ....................................    1,125,000      13,078,125
Ford Motor Company ................................      600,000      30,150,000
Interim Services Inc.+ ............................      400,000       6,550,000
PepsiCo, Inc. .....................................      200,000       6,100,000
Philip Morris Companies Inc. ......................      250,000       8,546,875
The ServiceMaster Company .........................      786,500      12,633,156
                                                                      ----------
                        (COST $62,028,562)                  --        77,058,156
                                                                      ----------

ELECTRONICS (1.8%)
Molex Incorporated Class A ........................      562,500      18,210,938
                                                                      ----------
                        (COST $14,647,502)

ENVIRONMENTAL CONTROL
  (INCLUDING SERVICES) (0.8%)
Waste Management, Inc. ............................      413,000       7,950,250
                                                                      ----------
                        (COST $ 5,954,561)

FINANCE AND INSURANCE (17.6%)
American International Group, Inc. ................      156,250      13,583,984
AmerUs Life Holdings, Inc. Class A ................      450,000       9,534,375
Annaly Mortgage Management, Inc. ..................      550,000       5,121,875
Annuity and Life Re (Holdings), Ltd. ..............      500,000      12,437,500
Berkshire Hathaway Inc. Class A + .................          320      17,600,000
CCB Financial Corp. ...............................      200,000       8,325,000
Everest Reinsurance Holdings, Inc. ................      725,000      17,264,062
First Midwest Bancorp, Inc. .......................      275,000      10,501,562
Golden West Financial Corporation .................      160,000      15,730,000
Huntington Bancshares Incorporated ................      192,500       5,113,281
M&T Bank Corporation ..............................       45,000      20,655,000
ReliaStar Financial Corp. .........................      300,000       9,975,000
SunTrust Banks, Inc. ..............................      240,000      15,780,000
Transatlantic Holdings, Inc. ......................      200,000      14,050,000
XL Capital Ltd ....................................      151,890       6,835,050
                                                                     -----------
                       (COST $104,228,929)                  --       182,506,689
                                                                     -----------

HEALTH CARE  (12.0%)
     PHARMACEUTICALS (10.8%)
AstraZeneca plc ...................................      241,661      10,053,108
Centocor, Inc.+ ...................................      200,000      11,712,500
GelTex Pharmaceuticals, Inc.+ .....................      535,000       5,951,875
IDEC Pharmaceuticals Corporation + ................      337,500      31,735,547
Magainin Pharmaceuticals Inc.+ ....................      270,000         286,875
MedImmune, Inc.+ ..................................      203,739      20,303,865
Pfizer Inc. .......................................      885,000      31,749,375
                                                                     -----------
                        (COST $43,880,157)                  --       111,793,145
                                                                     -----------
     MEDICAL INSTRUMENTS AND DEVICES (1.0%)
Medtronic, Inc. ...................................      300,000      10,668,750
                                                                     -----------
                        (COST $   906,118)



7             STATEMENT OF INVESTMENTS September 30, 1999 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                       SHARES OR          VALUE
         COMMON STOCKS (continued)                  PRINCIPAL AMOUNT    (NOTE 1a)
---------------------------------------------------------------------------------
     HEALTH CARE SERVICES (0.2%)
BioReliance Corporation + .........................      317,000  $    1,981,250
Huntingdon Life Sciences Group plc-ADR + ..........      524,500         655,625
                                                                     -----------
                        (COST $ 6,665,019)                  --         2,636,875
                                                                     -----------
                        (COST $51,451,294)                  --       125,098,770
                                                                     -----------
MACHINERY & EQUIPMENT (0.5%)
Kennametal Inc. ...................................      190,000       4,916,250
                                                                     -----------
                        (COST $ 3,309,203)


MISCELLANEOUS (1.4%)
Other .............................................                   14,487,250
                                                                      ----------
                        (COST $15,420,483)


OIL & NATURAL GAS (INCLUDING SERVICES) (1.3%)
Repsol, S.A.- ADR .................................      700,000      13,956,250
                                                                      ----------
                        (COST $ 8,236,884)

RETAIL TRADE (16.5%)
Consolidated Stores Corporation + .................      375,000       8,273,437
The Home Depot, Inc. ..............................    1,680,000     115,290,000
Saks Incorporated + ...............................      500,000       7,593,750
The TJX Companies, Inc. ...........................      300,000       8,418,750
Wal-Mart Stores, Inc. .............................      675,000      32,104,688
                                                                    ------------
                        (COST $25,407,658)                 --        171,680,625
                                                                    ------------

SEMICONDUCTORS (5.8%)
C-Cube Microsystems Inc.+ .........................      150,000       6,525,000
DuPont Photomasks, Inc.+ ..........................      120,000       5,527,500
Lam Research Corporation + ........................      535,000      32,635,000
PRI Automation, Inc.+ .............................      245,000       8,850,625
TriQuint Semiconductor, Inc.+ .....................      123,000       7,034,063
                                                                      ----------
                        (COST $28,255,810)                 --         60,572,188
                                                                      ----------

SPECIAL HOLDINGS  #+ (NOTE 6) (0.0%)
Sequoia Capital IV ................................       ++              27,800*
                                                                      ----------
                        (COST $   989,654)

TRANSPORTATION (1.8%)
AMR Corporation + .................................      250,000      12,875,000
Ryder System, Inc. ................................      310,500       6,326,438
                                                                      ----------
                        (COST $20,600,751)                            19,201,438
                                                                      ----------


TOTAL COMMON STOCKS (76.8%) (COST $370,366,364) ...                  798,621,169
                                                                    ------------


         SHORT-TERM SECURITIES AND OTHER ASSETS
--------------------------------------------------------------------------------
Ford Motor Credit Company notes
   due 10/14-11/4/99; 5.13%-5.29%                    $57,400,000      56,794,012
General Electric Capital Corp. notes
   due 10/4-10/18/99; 5.14%-5.29%                     58,600,000      57,942,372
General Motors Acceptance Corp. notes
   due 10/7-11/1/99; 5.12%-5.30%                      62,800,000      62,161,504
Sears Roebuck Acceptance Corp. notes
   due 10/28-11/15/99; 5.14%-5.34%                    61,500,000      60,862,528
                                                                   -------------
                       (COST $237,760,416)                           237,760,416

   Cash, receivables, prepaid expenses and other assets,
          less liabilities ........................                    3,528,374
                                                                   -------------

TOTAL SHORT-TERM SECURITIES AND OTHER ASSETS, NET (23.2%)
                        (COST $241,288,790)                          241,288,790
                                                                  --------------
NET ASSETS              (COST $611,655,154)                       $1,039,909,959
                                                                  ==============

+Non-income producing security.                 * Fair value in the opinion of the Directors.
++ A limited partnership interest.
# Restricted security.

(see notes to financial statements)

8                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors


                       1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price on the valuation date. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount is applied); for limited partnership interests, fair value is based upon an evaluation of the partnership's net assets.

b. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

c.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions   are  recorded  as  of  the  trade  date.   Dividend   income  and
distributions to stockholders are recorded as of the ex-dividend dates.

                   2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS
On June 19, 1998, the Company issued and sold 6,000,000 shares of its 7.20% Tax-Advantaged Cumulative Preferred Stock. The stock has a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common
Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

Transactions in Common Stock during the nine months ended September 30, 1999 and the year ended December 31, 1998 were as follows:

                                                                         SHARES                       AMOUNT
                                                                 ---------    ----------    ------------   -------------
                                                                   1999          1998          1999            1998
                                                                 ---------    ----------    ------------   -------------
Shares issued in payment of dividends ...................        738,324       1,755,541    $   738,324     $  1,755,541
Increase in paid-in capital .............................                                    22,011,284       49,429,451
                                                                                            ------------    ------------
      Total increase ....................................                                    22,749,608       51,184,992
                                                                                            ------------    ------------

Shares purchased (at an average discount from net asset
  value of 10.0% and 11.1%, respectively) ...............        619,300         943,500    (    619,300)    (   943,500)
Decrease in paid-in capital .............................                                   ( 19,157,283)    (26,366,505)
                                                                                            ------------    ------------
      Total decrease ....................................                                   ( 19,776,583)    (27,310,005)
                                                                                            ------------    ------------
Net increase ............................................                                   $  2,973,025    $ 23,874,987
                                                                                            ============    ============

The cost of the 390,500 shares of Common Stock held in Treasury at September 30, 1999 amounted to $12,592,162.

Dividends in excess of net income for financial statement purposes result primarily from transactions where tax treatment differs from book treatment.

9                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

            3. OFFICERS' COMPENSATION AND RETIREMENT AND THRIFT PLANS
The aggregate compensation paid by the Company during the nine months ended September 30, 1999 to its officers amounted to $2,234,253.

The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.

                      4. PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities (other than short-term securities) for the nine months ended Septmeber 30, 1999 were $194,361,238 and $183,801,526, respectively. At September 30, 1999, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.


                             5. GENERAL INFORMATION
Brokerage commissions during the nine months ended September 30, 1999 were $367,811, including $35,875 paid to Goldman, Sachs & Co. The Chairman Emeritus of the Company is a retired partner of Goldman, Sachs & Co.


                            6. RESTRICTED SECURITIES

                                                        DATE                                VALUE
                                                      ACQUIRED                 COST       (NOTE 1a)
                                                      --------              ----------   ----------
Sequoia Capital IV* ...............................   1/31/84               $  989,654   $   27,800
                                                                            ==========   ==========

* The amounts shown are net of distributions from this limited partnership interest which, in the aggregate, amounted to $4,703,157. The initial investment the limited partnership was $2,000,000.

The Company also owns 5,262 shares of non-voting common stock of Multisystems, Inc. which have no cost and are carried at no value.

                         7. OPERATING LEASE COMMITMENT
In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $227,900 for the nine months ended September 30, 1999. Minimum rental commitments under the operating lease are approximately $403,000 per annum in 1999 through 2002, and $504,000 per annum in 2003 through 2007.

In March 1996, the Company entered into a sublease agreement which expires in 2003 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $203,000 per annum in 1999 through 2002 and $64,000 in 2003. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.



--------------------------------------------------------------------------------
In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 8, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

10   MAJOR STOCK CHANGES* Three Months Ended September 30, 1999 (Unaudited)
-------------------------------------------------------------------------------
                           General American Investors

                                                                                     SHARES OR
                                                       SHARES OR               PRINCIPAL AMOUNT HELD
INCREASES                                           PRINCIPAL AMOUNT            SEPTEMBER 30, 1999
--------------------------------------------------------------------------------------------------------
    NEW POSITIONS
        C-Cube Microsystems Inc.                         --                         150,000 (a)
        PRI Automation, Inc.                            145,000                     245,000 (a)
        Saks Incorporated                               500,000                     500,000

    ADDITIONS
        Cox Communications, Inc. Class A                124,180 (b)                 644,180
        Everest Reinsurance Holdings, Inc.              325,000                     725,000
        Ford Motor Company                              100,000                     600,000
        GelTex Pharmaceuticals, Inc.                    235,000                     535,000
        ReliaStar Financial Corp.                        90,000                     300,000
        The ServiceMaster Company                       336,500                     786,500
        The TJX Companies, Inc.                         210,000                     300,000

DECREASES
--------------------------------------------------------------------------------------------------------
    ELIMINATIONS
        MedImmune, Inc., 7% Convertible Corporate
           Note due 7/1/2003                         $2,300,000 (c)                  --
        TCA Cable TV, Inc.                               50,000 (b)                  --
        DaimlerChrysler A.G.                            221,000                      --

    REDUCTIONS
        AMR Corporation                                 130,000                     250,000
        AstraZeneca plc                                 365,000                     241,661
        Berkshire Hathaway Inc. Class A                      30                         320
        Cisco Systems, Inc.                              15,000                     435,000
        Huntingdon Life Sciences Group plc-ADR          100,000                     524,500
        IDEC Pharmaceuticals Corporation                 52,500                     337,500
        Interim Services Inc.                            50,000                     400,000
        Kennametal Inc.                                  20,000                     190,000
        Magainin Pharmaceuticals Inc.                    30,000                     270,000
        MedImmune, Inc.                                  30,000                     203,739 (c)
        Ryder System, Inc.                               14,500                     310,500

*   Excludes transactions in Stocks - Miscellaneous - Other.
(a) Includes shares purchased in prior period and previously carried under Stocks - Miscellaneous - Other.
(b) 74,180 shares of Cox Communcations, Inc. Class A were received in exchange for 50,000 shares of TCA Cable TV, Inc.
    in conjunction with a merger.
(c) 233,739 shares of MedImmune, Inc. were received in exchange for $2,300,000 MedImmune, Inc., 7% Convertible
    Corporate Note due 7/1/2003 upon conversion.

                                   DIRECTORS
--------------------------------------------------------------------------------

Lawrence B. Buttenwieser, Chairman

Arthur G. Altschul, Jr.
Lewis B. Cullman
Spencer Davidson
Gerald M. Edelman
Anthony M. Frank
John D. Gordan, III
Bill Green
Sidney R. Knafel
Richard R. Pivirotto
Joseph T. Stewart, Jr.
Raymond S. Troubh

Arthur G. Altschul, Chairman Emeritus
William O. Baker, Director Emeritus
William T. Golden, Director Emeritus

                                    OFFICERS
--------------------------------------------------------------------------------

Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Vice-President
Eugene L. DeStaebler, Jr., Vice-President, Administration
Peter P. Donnelly, Vice-President & Trader
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary

                               SERVICE COMPANIES
--------------------------------------------------------------------------------

COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
Bankers Trust Company

TRANSFER AGENT AND REGISTRAR
ChaseMellon Shareholder Services, L.L.C.
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ  07660
1-800-413-5499
www.chasemellon.com